                            SCHEDULE 14A INFORMATION

        Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement      / /  Confidential, for Use of the
                                               Commission Only (as permitted
    /X/  Definitive Proxy Statement            by Rule 14a-6(e)(2))
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12
                                WTD INDUSTRIES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per  Exchange Act  Rules 0-11(c)(1)(ii),  14a-6(i)(1), 14a-6(i)(2)  or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee  computed  on   table  below   per  Exchange   Act  Rules   14a-6(i)(4)
     and 0-11.
     1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     5) Total fee paid:
        ------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:
        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     3) Filing Party:
        ------------------------------------------------------------------------
     4) Date Filed:
        ------------------------------------------------------------------------

NOTICE AND PROXY STATEMENT                 WTD INDUSTRIES, INC. AND SUBSIDIARIES
--------------------------------------------------------------------------------

                                   [WTD Logo]

                              WTD INDUSTRIES, INC.
                            LINCOLN TOWER, SUITE 900
                           10260 S.W. GREENBURG ROAD
                             PORTLAND, OREGON 97223

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD SEPTEMBER 26, 1995

                            ------------------------

To Our Shareholders:

   WTD Industries, Inc. will hold its annual meeting of shareholders at 10:00 a.m. on Tuesday, September 26, 1995, at the Holiday Inn Crowne Plaza, 14811 Kruse Oaks Blvd., Lake Oswego, Oregon 97035, for the following purposes:

    1.  To elect directors.

    2. To ratify the appointment of Moss Adams as the Company's independent auditors for the year ending April 30, 1996.

    3.  To transact such other business as may properly come before the meeting.

   The Board of Directors has fixed the close of business on July 28, 1995, as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.
   Whether you expect to attend the annual meeting or not, your vote is important. Accordingly, we ask that you sign and date the enclosed proxy card and return it in the enclosed envelope. If you do attend the meeting and wish to vote in person, you may revoke your proxy at that time.

                                           Robert J. Riecke
                                           SECRETARY
Portland, Oregon
August 14, 1995

NOTICE AND PROXY STATEMENT                 WTD INDUSTRIES, INC. AND SUBSIDIARIES
--------------------------------------------------------------------------------

                              WTD INDUSTRIES, INC.
                            LINCOLN TOWER, SUITE 900
                           10260 S.W. GREENBURG ROAD
                             PORTLAND, OREGON 97223

                            ------------------------

                                PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD SEPTEMBER 26, 1995

                            ------------------------

   The mailing address of the principal executive offices of the Company is P.O. Box 5805, Portland, Oregon 97228-5805. The approximate date this proxy statement and the accompanying proxy form are first being sent to shareholders is August 14, 1995.

SOLICITATION AND REVOCABILITY OF PROXY
   The enclosed proxy is solicited on behalf of the Board of Directors of WTD Industries, Inc., an Oregon corporation, for use at the annual meeting of shareholders to be held on September 26, 1995. The Company will bear the cost of preparing and mailing the proxy material furnished by the Company in connection with the annual meeting. Proxies will be solicited by use of the mails. Officers and employees of the Company may also solicit proxies by telephone or personal contact. Copies of solicitation materials will be furnished to fiduciaries, custodians, and brokerage houses for forwarding to beneficial owners of the stock held in their names.
   Any person giving a proxy may revoke it at any time before its exercise by filing with the Company, attention Robert J. Riecke, Secretary, an instrument of revocation or a duly executed proxy bearing a later date. A shareholder may also revoke the proxy by affirmatively electing to vote in person at the meeting. However, a shareholder who attends the meeting need not revoke his proxy and vote in person unless he wishes to do so. All valid, unrevoked proxies will be voted at the annual meeting.

VOTING SECURITIES AND PRINCIPAL SHAREHOLDERS
   The Common Stock, no par value ("Common Stock"), is the only outstanding voting security of the Company entitled to vote at the annual meeting. The record date for determining holders of Common Stock entitled to vote at the annual meeting was July 28, 1995. On that date there were 11,077,074 shares of Common Stock outstanding entitled to one vote per share. The Common Stock does not have cumulative voting rights.
   Each holder of Common Stock may vote, in person or by proxy, the number of shares owned by such shareholder, for as many persons as there are Directors to be elected. Directors are elected by a plurality of the

                                                                  --------------

NOTICE AND PROXY STATEMENT                 WTD INDUSTRIES, INC. AND SUBSIDIARIES
--------------------------------------------------------------------------------

votes cast by shares entitled to vote in the election at a meeting at which a quorum is present. Only votes cast in favor of a nominee will affect the outcome. Therefore, abstention from voting or nonvoting by brokers will have no effect.

ELECTION OF DIRECTORS
(PROPOSAL NO. 1)

NOMINEES FOR DIRECTOR
   The nominees for director are listed below. Information about each nominee is contained in the section entitled "Directors and Executive Officers."

----------------------------------------------------------------------------
                                                                 Director
Name                                                               Since
----------------------------------------------------------------------------
H. Raymond Bingham...........................................         1988
Scott Christie...............................................         1988
William H. Wright............................................         1992
----------------------------------------------------------------------------

   The composition of the Board of Directors of the Company is determined by the Company's Fourth Restated Articles of Incorporation and Article XII of its Second Amended Joint Plan of Reorganization (the "Plan"). The Plan provides that from its Effective Date until the Company's 1995 annual meeting of shareholders, the Board of Directors of the Company shall consist of seven positions, including six that existed prior to the Effective Date, and the seventh to be filled by certain creditors of the Company. Mr. Howard E. Leppla, who was named as director by these creditors, resigned his directorship effective July 6, 1995.
   The Plan also provides that at the annual meeting of shareholders in calendar year 1995, three Board seats, including that held by Mr. Leppla, shall be filled by election of the shareholders, with the remaining four seats to be filled at the 1996 annual meeting. Directors elected in 1995 will serve a two year term.
   The Board has nominated Messrs. Bingham, Christie, and Wright, its three non-employee members, for election in 1995. Pursuant to the Company's Bylaws, the vacant position is expected to be filled by action of the Board at such time a suitable candidate is identified, for a term expiring in 1996.
   In the event the Company fails to make a certain number of scheduled dividend payments or if a certain financial ratio covenant violation has occurred and is continuing on its Series A preferred stock, holders of such stock may, under the circumstances and in the manner provided in the Company's Fourth Restated
Articles of Incorporation, elect a majority of the Board of Directors by replacing incumbent Board members or increasing the size of the Board.

MEETINGS AND COMMITTEES OF THE BOARD
   The Board of Directors met three times during fiscal 1995. Each director attended all of the meetings of the Board and the committees of which he was a member.

--------------
2

NOTICE AND PROXY STATEMENT                 WTD INDUSTRIES, INC. AND SUBSIDIARIES
--------------------------------------------------------------------------------

   The Board of Directors has standing Audit and Compensation Committees. The Audit Committee meets from time to time with management, internal auditors, and the Company's independent accountants to consider financial and accounting matters. The Audit Committee reviews the scope, timing, and fees for the annual audit. It also reviews policies and procedures respecting the Company's internal auditing, accounting, and financial controls. The Audit Committee consists of directors Bingham, Riecke, and Wright and met three times in fiscal 1995.
   The Compensation Committee reviews executive compensation matters and makes recommendations to the Board. This Committee also administers the Company's Stock Option Plan. The Compensation Committee met twice in fiscal 1995. The Compensation Committee consists of directors Bingham, Christie, and Wright.

BOARD RECOMMENDATION
   THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF EACH NOMINEE NAMED ABOVE. Proxies will be voted for election of directors in accordance with the instructions specified in the proxy form. If no instructions are given, proxies will be voted FOR the election of the nominees named above. If for some unforeseen reason one or more of the nominees withdraws as a candidate for director, the number of directors constituting the Board of Directors may be reduced prior to the meeting or the proxies may be voted for such other candidate or candidates as may be nominated by the Board of Directors, in accordance with the authority conferred in the proxy.

INDEPENDENT AUDITORS
(PROPOSAL NO. 2)
   The Board of Directors has appointed Moss Adams as independent auditors for the year ending April 30, 1996, subject to ratification by the shareholders. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF MOSS ADAMS AS INDEPENDENT AUDITORS. In the absence of contrary instruction, shares represented by the proxies will be voted FOR the ratification of the appointment of Moss Adams.
   Moss Adams has audited the Company's financial statements for the 13 years ended April 30, 1995. Representatives of Moss Adams are expected to be present at the annual meeting, will have an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions from shareholders.

                                                                  --------------

NOTICE AND PROXY STATEMENT                 WTD INDUSTRIES, INC. AND SUBSIDIARIES
--------------------------------------------------------------------------------

DIRECTORS AND EXECUTIVE OFFICERS
   The directors and executive officers of the Company are:

---------------------------------------------------------------------------------
Name                                   Age      Position
---------------------------------------------------------------------------------
H. Raymond Bingham...............          49   Director
Scott Christie...................          46   Director
Bruce L. Engel...................          54   Director and President
L. Robert Hoffman................          42   Vice President
David J. Loftus..................          53   Treasurer
K. Stanley Martin................          53   Director, Vice President-Finance
                                                and Chief Financial Officer
Robert J. Riecke.................          45   Director, Vice
                                                President-Administration, General
                                                  Counsel and Secretary
John C. Stembridge...............          36   Vice President-Sales and
                                                Marketing
James R. Wilson..................          45   Vice President-Timber
William H. Wright................          60   Director
---------------------------------------------------------------------------------

   H. Raymond Bingham has been a director of the Company since 1988. He is currently executive vice president-chief financial officer of Cadence Design Systems, Inc., a manufacturer of electronic design software. Mr. Bingham was formerly executive vice president and chief financial officer of Red Lion Hotels and Inns, a Vancouver, Washington based hotel chain, a position he held until 1993. Mr. Bingham was also formerly managing director of Agrico Overseas Investment Company where he was in charge of development of industrial projects.
   Scott Christie has been a director of the Company since 1988. Mr. Christie is currently general partner of Christie Capital Management. From 1987 until 1994, Mr. Christie was engaged as an investment advisor for his own account and the account of other individuals. From 1983 until 1987, Mr. Christie was senior vice president of Kidder, Peabody & Co. Incorporated, an investment banking firm. Mr. Christie headed Kidder, Peabody's underwriting team for the Company's initial public offering and 1987 debenture offering.
   Bruce L. Engel, the Company's founder, has been president and a director of the Company since its inception. Mr. Engel, a graduate of the University of Chicago Law School, practiced business and corporate law, including representation of clients in the wood products industry, from 1964 to 1984. Mr. Engel became engaged in sawmill operations in 1981 with the acquisition of a mill in Glide, Oregon, now owned by a subsidiary of the Company. Mr. Engel is involved in various other businesses. Mr. Engel is president and a director of Encore Group, Inc. Mr. Engel is a former executive officer of Kimber of Oregon, Inc., a company which filed a petition under Chapter 7 of the U.S. Bankruptcy Code in January 1991.
   L. Robert Hoffman is vice president of the Company, a position held since January 1988. Mr. Hoffman is responsible for financial reporting and other accounting matters for the Company. From 1985 to 1988, Mr. Hoffman was an assistant vice president specializing in acquisitions and business development for

--------------
4

NOTICE AND PROXY STATEMENT                 WTD INDUSTRIES, INC. AND SUBSIDIARIES
--------------------------------------------------------------------------------

PacifiCorp's international telecommunications subsidiaries. From 1984 to 1985, he was manager of corporate planning for PacifiCorp and from 1983 to 1984 was director of financial services for Nerco, Inc., a company engaged in mining and resource development operations. Mr. Hoffman's earlier experience includes logging and manufacturing management responsibilities for Simpson Timber Company.
   David J. Loftus was appointed treasurer of the Company in October 1993 and continues to serve as vice president-finance of TreeSource, the Company's marketing subsidiary, a position he has held since May 1986. As treasurer, Mr. Loftus is primarily responsible for cash management matters and credit and banking relationships. For the eight years prior to joining TreeSource, Mr. Loftus served as the assistant treasurer for a publicly-traded company with operations in the forest products industry.
   K. Stanley Martin is vice president-finance of the Company, a position held since September 1983, and has been chief financial officer since April 1991. Mr. Martin has been a director of the Company since January 1994. Mr. Martin is responsible for all financial affairs of the Company. For the eleven years prior to 1983, Mr. Martin served as a financial officer for publicly-traded companies having all or a substantial portion of their operations in the forest products industry. Mr. Martin is a certified public accountant.
   Robert J. Riecke became vice president-administration of the Company in May 1989, has been general counsel of the Company since January 1987, assistant secretary from March 1983 until January 1994, and a director of the Company since March 1986. Mr. Riecke was named corporate secretary in January 1994. Mr. Riecke has primary responsibility for the Company's legal, risk management, environmental compliance, investor relations, and human resources functions. From 1976 through 1986, Mr. Riecke was in private law practice. Since 1983, Mr. Riecke has devoted much of his professional endeavors to legal matters relating to the Company and its subsidiaries. Mr. Riecke is a graduate of the University of Illinois School of Law.
   John C. Stembridge was appointed vice president-sales and marketing of the Company in February 1995. Mr. Stembridge joined TreeSource, the Company's marketing subsidiary, in 1989 and continues to serve as its vice president and general manager, a position he has held since June 1991. Mr. Stembridge has primary responsibility for managing all aspects of the Company's lumber sales and transportation. For the nine years prior to joining TreeSource, Mr. Stembridge was involved in domestic and export lumber sales, primarily with North Pacific Lumber Co.
   James R. Wilson was appointed vice president-timber of the Company in October 1993. Mr. Wilson has primary responsibility for the Company's timber supply program. Prior to his present position, Mr. Wilson served at both mill and corporate levels of WTD Industries commencing in February 1992. Prior to 1992, Mr. Wilson served as general manager of Estacada Lumber Company, a division of RSG Forest Products. From 1973 to 1984, Mr. Wilson was involved in all phases of the wood products industry with Crown Zellerbach Corporation.
   William H. Wright has been a director of the Company since April of 1992. Mr. Wright has held a variety of management positions in the forest products industry since 1957. He is currently president of Heartwood Consulting Service, which advises forest products clients. From 1989 until 1994, he was president and chief executive officer of Dee Forest Products Inc., a manufacturer of hardboard and related products. From 1984 to 1989, Mr. Wright was general manager of Stevenson Co-Ply Inc., a manufacturer of veneer and plywood.

                                                                  --------------
                                                                               5
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NOTICE AND PROXY STATEMENT                 WTD INDUSTRIES, INC. AND SUBSIDIARIES
--------------------------------------------------------------------------------

REPORTING OF SECURITIES TRANSACTIONS
   Under the federal securities laws, officers and directors of the Company and persons holding more than 10% of the Company's Common Stock are required to report, within specified monthly and annual due dates, their initial ownership in the Company's Common Stock and all subsequent acquisitions, dispositions, or other transfers of beneficial interests therein, if and to the extent reportable events occur which require reporting by such due dates. The Company is required to describe in this section whether, to its knowledge, any person required to file such a report may have failed to do so in a timely manner.
   Based solely on its review of the copies of such forms received by it and written representations that no other reports were required for those persons, the Company believes that, during fiscal 1995, all Section 16(a) filing requirements applicable to its executive officers, directors, and owners of more than 10% of the Company's Common Stock were complied with.

EXECUTIVE COMPENSATION

STOCK OPTION PLAN SUMMARY
   The following table shows the cash and non-cash compensation paid by the Company for the last three fiscal years to the chief executive officer and the four other most highly compensated executive officers:

----------------------------------------------------------------------------
                                                   Annual Compensation
                                             -------------------------------
Name and Principal Position                    Year      Salary      Bonus
----------------------------------------------------------------------------
Bruce L. Engel                                    1995  $ 300,000  $  48,200
President                                         1994  $ 300,000  $ 151,936
                                                  1993  $ 300,000  $ 100,553
K. Stanley Martin                                 1995  $ 120,000  $  19,280
Vice President-Finance and                        1994  $ 104,250  $  51,659
 Chief Financial Officer                          1993  $  89,958  $  39,216
Robert J. Riecke                                  1995  $ 132,000  $  21,209
Vice President-Administration,                    1994  $ 132,000  $  66,853
 General Counsel and Secretary                    1993  $ 123,500  $  48,484
John C. Stembridge                                1995  $  86,667  $  15,539
Vice President-Sales and Marketing                1994  $  80,000  $  45,944
                                                  1993  $  76,667  $  38,303
James R. Wilson                                   1995  $  85,833  $  12,853
Vice President-Timber                             1994  $  70,250  $  41,245
                                                  1993  $  54,000  $  11,058
----------------------------------------------------------------------------

OPTION GRANTS IN LAST FISCAL YEAR
   No executive officer named above received option grants during the fiscal year ended April 30, 1995.

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6
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NOTICE AND PROXY STATEMENT                 WTD INDUSTRIES, INC. AND SUBSIDIARIES
--------------------------------------------------------------------------------

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
VALUES
   The following table provides information on option exercises for the last fiscal year by the named executive officers and the value of such officers' unexercised options as of April 30, 1995:

-----------------------------------------------------------------------------------------
                                        Number of Unexercised      Value of Unexercised
                                         Options at April 30,      In-the-Money Options
                                                 1995               at April 30, 1995
                     Shares Acquired   ------------------------  ------------------------
Name                  or Exercised     Exercisable  Unexercisable Exercisable Unexercisable
-----------------------------------------------------------------------------------------
Bruce L. Engel                 --         230,400      153,600    $  45,653    $  30,435
K. Stanley Martin              --          24,200        7,600    $  13,010    $   1,900
Robert J. Riecke               --          27,400        7,600    $  15,550    $   1,900
John C. Stembridge             --           6,000        4,000    $      --    $      --
James R. Wilson                --           6,000        4,000    $      --    $      --
-----------------------------------------------------------------------------------------

BENEFITS
   The Company maintains an IRC Section 401(k) retirement savings plan under which employees, including executive officers, are permitted to make salary deferral contributions. Executive officers are not entitled to employer matching contributions pursuant to this plan. The Company pays the costs of administration of the retirement savings plan.

COMPENSATION OF DIRECTORS
   Each of the Company's outside directors is paid an annual retainer of $15,000 for attending up to six Board meetings, plus $750 for each additional meeting attended and $225 for each telephone conference meeting attended or written consent minutes executed. Directors who are also employees of the Company do not receive additional compensation for their services as directors. Pursuant to the Company's Stock Option Plan, directors who are not employees of the Company each received initial option grants with respect to 35,000 shares of the Company's Common Stock and are entitled to receive option grants with respect to 10,000 shares in subsequent fiscal years to a maximum aggregate of 80,000 shares. Each director was granted options with respect to 10,000 shares in fiscal 1995.

EXECUTIVE BONUSES
   Monthly discretionary bonuses are paid to the Company's executive officers, as well as other management and administrative employees, pursuant to the Company's profit sharing bonus plan. The bonuses are based upon net pretax profits and are generally allocated according to base salary level. Bonuses paid to executive officers for services rendered to the Company during the year ended April 30, 1995 are included in the amounts shown in the "Summary Compensation Table."

STOCK OPTION PLAN
   In July 1986 the Company adopted a Stock Option Plan ("Option Plan"). The Option Plan was amended by the Company's Chapter 11 Plan of Reorganization to
(a) increase to 1,245,900 the number of shares available for grant, (b) provide for the grant of nonqualified stock options, as well as incentive stock options,
(c) permit nonemployee agents, consultants, and independent contractors to participate in the

                                                                  --------------
                                                                               7
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NOTICE AND PROXY STATEMENT                 WTD INDUSTRIES, INC. AND SUBSIDIARIES
--------------------------------------------------------------------------------

Option Plan and (d) provide automatic initial and annual option grants in defined amounts to the Company's non-employee directors. The purpose of the Option Plan is to motivate special achievement by the Company's officers and key employees by encouraging them to acquire an equity interest in the Company.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
   The Compensation Committee of the Board of Directors is composed of Mr. Bingham, Mr. Christie, and Mr. Wright. The Compensation Committee determines compensation for executive officers, including executive officers who are directors. It also administers the Company's Option Plan.

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
   The Compensation Committee is composed of three independent non-employee directors.
   The Compensation Committee is responsible for recommending to the full Board of Directors, for its approval, the base compensation for all executive officers. Executive officers who serve on the Company's Board of Directors do not participate in any deliberations or decisions regarding their own compensation. The Compensation Committee receives recommendations from the Chief Executive Officer regarding appropriate levels of base compensation for the other executive officers.
   Awards to executive officers (and other employees) under the Company's 1986 Amended and Restated Stock Option Plan are made by the Compensation Committee acting as an Administrative Committee.
   The Company's executive officer compensation policies are designed to attract, motivate, and retain senior management by providing an opportunity for overall competitive compensation based on an adequate base compensation amount and participation in a profit based bonus system in effect for all salaried employees of the Company.
   The profit sharing component of the overall compensation system is designed to reward all salaried employees, including executive officers, in relation to the Company's monthly performance and to encourage salaried employees at all levels of the Company to work together for the common goal of maximizing profits. Salaried employees at the WTD corporate level (including all executive officers) receive 10% of monthly consolidated pre-tax profits, allocated according to base salary level.
   It is the Company's practice to participate in and use, as a basis for comparison, an analysis of executive compensation in the Northwest prepared by the compensation consulting group of Milliman & Robertson, Inc. This analysis is useful in establishing base salary levels and monitoring overall compensation levels as compared to other publicly-traded companies of similar size. Executive officers' compensation paid during fiscal 1995, with respect to both base and total cash compensation, was below the median levels published in the 1994/1995 Milliman & Robertson compensation survey of all industries.
   The Company also uses long term stock-based incentive opportunities in the form of options to purchase the Company's Common Stock. The Company's Amended and Restated 1986 Stock Option Plan provides for the grant of stock options to employees of the Company to purchase shares of the Company's Common Stock subject to minimum exercise price limitations imposed by the Company's Plan of Reorganization. Stock option awards are determined on a discretionary basis by the Compensation Committee. No stock options were awarded to executive officers during the 1995 fiscal year.

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8

NOTICE AND PROXY STATEMENT                 WTD INDUSTRIES, INC. AND SUBSIDIARIES
--------------------------------------------------------------------------------

   Stock options remaining available for grant to employees (including executive officers) have a minimum exercise price of the greater of 85% of the fair market value per share of the Company's stock at the time of grant or $3.00 per share.
   The Committee believes that stock-based performance compensation arrangements are beneficial in aligning management's and shareholders' interests in the advancement of shareholder value.
   WTD provides the same group life and health insurance coverage to executive officers as other employees and requires all employees, including executive officers, to pay approximately 25% of health insurance premiums by payroll deduction.
   The Company allows its executive officers and all other employees to contribute a percentage of their compensation to the Company-sponsored 401(k) Retirement Savings Plan. Executive officers and other salaried employees are not generally entitled to matching contributions.
   Neither the executive officers nor other employees are covered by any other Company-sponsored retirement plans.

CHIEF EXECUTIVE OFFICER COMPENSATION
   All of the policies described above apply to Mr. Engel's compensation. No additional benefits or requirements specifically apply to the chief executive officer.
   Mr. Engel's 1995 base salary of $300,000 is below the median for chief executive officers of comparably sized public companies, as published by the Milliman & Robertson compensation survey. Mr. Engel received a cash bonus of $48,200 during fiscal 1995 under the profit sharing plan described above, reflecting profitable operations during the first half of the fiscal year. Mr. Engel's bonus and total compensation amounts were below the published median levels.

                                                                  --------------

NOTICE AND PROXY STATEMENT                 WTD INDUSTRIES, INC. AND SUBSIDIARIES
--------------------------------------------------------------------------------

STOCK PERFORMANCE GRAPH
   The following graph provides a comparison of the five-year cumulative total return (assuming reinvestment of dividends) for the STANDARD & POOR'S 500 INDEX, the STANDARD & POOR'S PAPER & FOREST PRODUCTS INDEX, and the Company:

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                    S&P PAPER & FOREST PRODUCTS
           WTD INDUSTRIES, INC.   S&P 500 INDEX                INDEX
Apr-90                   100.00           100.00                            100.00
Apr-91                    18.64           117.62                            118.56
Apr-92                    18.64           134.12                            149.75
Apr-93                    15.25           146.51                            153.61
Apr-94                    16.61           154.30                            154.26
Apr-95                     9.49           181.26                            185.48

--------------
10

NOTICE AND PROXY STATEMENT                 WTD INDUSTRIES, INC. AND SUBSIDIARIES
--------------------------------------------------------------------------------

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
   The following table shows beneficial ownership of the Company's Common Stock by each director, shareholders known to the Company to beneficially own more than 5% of the Common Stock, by the executive officers named in the Summary Compensation Table, and all directors and officers as a group. Except as otherwise specifically noted, each person noted below has sole investment and voting power with respect to shares indicated.

-------------------------------------------------------------------------------
                                              Amount and Nature
                                                of Beneficial
Name and Address of Beneficial Owner            Ownership (3)         Percent
-------------------------------------------------------------------------------
INVISTA Capital Management, Inc., a
subsidiary of Principal Mutual Life
Insurance Company
1500 Hub Tower
699 Walnut
Des Moines, IA 50309                                828,111(1)            7.5%
Howard E. Leppla
3224 Skycroft Drive
Minneapolis, MN 55418                               649,259(2)            5.8%
-------------------------------------------------------------------------------

                                              Amount and Nature
                                                of Beneficial
Name of Directors and Executive Officers      Ownership (3)(4)        Percent
-------------------------------------------------------------------------------
H. Raymond Bingham                                   64,000               0.6%
Scott Christie                                       55,400               0.5%
Bruce L. Engel (5)                                  616,440               5.5%
K. Stanley Martin                                    27,200               0.3%
Robert J. Riecke                                     27,400               0.3%
John C. Stembridge                                    7,300               0.1%
James R. Wilson                                       6,100               0.1%
William H. Wright                                    55,000               0.5%
All directors and executive officers
  as a group (10 persons)                           890,240               7.7%
-------------------------------------------------------------------------------
(1) As determined by reference to the beneficial owner's most recent 13 D or G filing.
(2) Mr. Leppla shares with his spouse Mary Leppla voting and investment power as to 608,009 shares beneficially owned. Includes 41,250 shares reserved for issuance to Mr. Leppla under stock options exercisable within 60 days of July 10, 1995. Mr. Leppla was a director of the Company from November
    30, 1992 until his resignation on July 6, 1995.
(3) Beneficial Ownership is calculated as of July 10, 1995.
(4) Includes shares reserved for issuance under options exercisable within 60 days of July 10, 1995 as follows: Mr. Bingham 55,000; Mr. Christie 55,000;
    Mr. Engel 230,400; Mr. Martin 24,200; Mr. Riecke 27,400; Mr. Stembridge
    6,000; Mr. Wilson 6,000; and Mr. Wright 55,000.
(5) Mr. Engel shares with his spouse Teri E. Engel voting and investment power as to 386,040 shares beneficially owned. See Note 4 above for details of individual option rights. Certain of Mr. Engel's shares are pledged to third parties in connection with certain personal obligations.
-------------------------------------------------------------------------------

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
   None.

                                                                  --------------

NOTICE AND PROXY STATEMENT                 WTD INDUSTRIES, INC. AND SUBSIDIARIES
--------------------------------------------------------------------------------

DISCRETIONARY AUTHORITY
   While the Notice of Annual Meeting of Shareholders provides for the transaction of such other business as may properly come before the meeting, the Board of Directors has no knowledge of any matters to be presented at the meeting other than those referred to above. However, the enclosed proxy gives discretionary authority in the event that any other matters should be presented.

SHAREHOLDER PROPOSALS
   Any shareholder proposals to be considered for inclusion in proxy material for the Company's September 1996 annual meeting must be received at the principal executive offices of the Company not later than April 10, 1996.
   THE COMPANY WILL PROVIDE, WITHOUT CHARGE, ON THE WRITTEN REQUEST OF ANY BENEFICIAL OWNER OF SHARES OF THE COMPANY'S COMMON STOCK ENTITLED TO VOTE AT THE ANNUAL MEETING OF SHAREHOLDERS, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K AS FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION FOR THE COMPANY'S FISCAL YEAR ENDED APRIL 30, 1995. WRITTEN REQUESTS SHOULD BE MAILED TO THE SECRETARY, WTD INDUSTRIES, INC., P.O. BOX 5805, PORTLAND, OREGON 97228.

                                           By Order of the Board of Directors

                                           Robert J. Riecke
                                           Secretary
August 14, 1995

--------------
12

                                                                I plan to attend
                                                                  the meeting.
                                                                       / /



1. ELECTION OF DIRECTORS          NOMINEES: H. Raymond Bingham, Scott Christie,
                                            William H. Wright
    FOR all the        WITHHOLD
  nominees listed     AUTHORITY
  (except as marked   to vote for all
  to the contrary)    nominees listed

      / /                 / /

(To withhold your vote for any individual nominee, strike a line through the nominee's name in the list above.)

2. PROPOSAL TO RATIFY THE APPOINTMENT
   OF INDEPENDENT AUDITORS

   FOR    AGAINST    ABSTAIN

   / /      / /        / /

Please sign exactly as your name appears on this card. Persons signing as executor, administrator, trustee, guardian or in any other official or representative capacity should sign their full title.
Receipt is acknowledged of the notice and proxy statement relating to this meeting.

Date: ______________________________, 1995

__________________________________________
             Signature(s)

__________________________________________

Please mark, date, sign and return the proxy promptly.

PLEASE MARK INSIDE BLUE BOXES SO THAT DATA
PROCESSING EQUIPMENT WILL RECORD YOUR VOTES

--------------------------------------------------------------------------------

                             FOLD AND DETACH HERE


                             WTD INDUSTRIES, INC.
                        ANNUAL MEETING OF SHAREHOLDERS
                           HOLIDAY INN CROWNE PLAZA
                            14811 KRUSE OAKS BLVD.
                             LAKE OSWEGO, OREGON

                         TUESDAY, SEPTEMBER 26, 1995
                           10:00 A.M. PACIFIC TIME

                             WTD INDUSTRIES, INC.
                  PROXY SOLICITED BY THE BOARD OF DIRECTORS
                               ANNUAL MEETING
                             SEPTEMBER 26, 1995

   The undersigned, revoking all prior proxies, hereby appoints Bruce L. Engel and Robert J. Riecke, and each of them, as proxies, with full power of substitution, to vote on behalf of the undersigned at the Annual Meeting of Shareholders of WTD Industries, Inc. (the "Company") to be held on Tuesday, September 26, 1995 or at any adjournments thereof, all shares of the undersigned in the Company. The Proxies are instructed to vote as indicated on the reverse hereof.

   The shares represented by this proxy will be voted in accordance with the instructions given.

  This Proxy is solicited on behalf of the Company's Board of Directors. The Board of Directors recommends a vote FOR all the Nominees and FOR the Proposal.

  Unless contrary instructions are given, the shares will be voted for the Nominees, for the Proposal, and on any other business that may properly come before the meeting or any adjournments thereof in accordance with the recommendations of management.

                  (CONTINUED AND TO BE SIGNED ON OTHER SIDE.)

--------------------------------------------------------------------------------

                             FOLD AND DETACH HERE


                             WTD INDUSTRIES, INC.
                        ANNUAL MEETING OF SHAREHOLDERS
                           HOLIDAY INN CROWNE PLAZA
                            14811 KRUSE OAKS BLVD.
                             LAKE OSWEGO, OREGON

                         TUESDAY, SEPTEMBER 26, 1995
                           10:00 A.M. PACIFIC TIME